SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.         )

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

APPLIED IMAGING CORP.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 16, 2003

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Applied Imaging Corp., a Delaware corporation (the “Company”), will be held on Friday, May 16, 2003 at 11:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati at 650 Page Mill Road, Palo Alto, California 94304, for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect two Class I directors of the Company to serve for terms of three years expiring upon the 2006 Annual Meeting of Stockholders or until their successors are elected.

2.	To ratify the appointment of PricewaterhouseCoopers as independent accountants of the Company for the year ending December 31, 2003.

3.	To approve an amendment of the Company’s Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of common stock available for issuance thereunder by 200,000.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 9, 2003, the record date, are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to authorize your proxy vote by: (1) accessing the internet web site, (2) calling the toll free number, or (3) marking, signing, dating and returning the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

FOR THE BOARD OF DIRECTORS

Carl Hull

President and Chief Executive Officer

Santa Clara, California

April 16, 2003

APPLIED IMAGING CORP.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Applied Imaging Corp., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Friday, May 16, 2003 at 11:00 a.m., local time, or at any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of Wilson Sonsini Goodrich & Rosati at 650 Page Mill Road, Palo Alto, California 94304. The telephone number at that meeting location is (650) 493-9300.

This proxy statement and accompanying proxy card were mailed on or about April 18, 2003, to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

Stockholders of record at the close of business on April 9, 2003 (the “Record Date”) are entitled to notice of and to vote at the meeting. The Company has one class of shares outstanding, designated Common Stock, $0.001 par value per share. At the record date, 15,913,339 shares of the Company’s Common Stock were issued and outstanding and held of record by approximately 120 stockholders. No shares of the Company’s Preferred Stock were outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Inspector of Elections at the principal offices of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. The principal offices of the Company are: 2380 Walsh Avenue, Building B, Santa Clara, California 95051.

Voting and Solicitation

Each stockholder is entitled to one vote for each share held as of the record date. Stockholders will not be entitled to cumulate their votes in the election of directors.

The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) appointed for the meeting and will determine whether or not a quorum is present.

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the record date. Shares that are voted “FOR”, “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a proposal has been approved.

Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the two Class I directors, for the confirmation of the appointment of the designated independent accountants, for the increase in shares available for issuance under the Employee Stock Purchase Plan and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the items not marked.

Deadline for Receipt of Stockholder Proposals for 2003 Annual Meeting

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2004 Annual Meeting of Stockholders must be received by the Company no later than December 1, 2003 for consideration for possible inclusion in the proxy materials relating to that meeting. Stockholders who intend to submit a proposal or a nomination for director at the Company’s 2004 Annual Meeting without inclusion of such proposal or nomination in such proxy materials are required to provide advance notice to the Company no later than December 1, 2003.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, AND RETURN IT IN THE ENCLOSED ENVELOPE, OR AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOUR STOCK WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS YOU HAVE GIVEN IN THE PROXY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY SIGNING AND RETURNING A LATER-DATED PROXY WITH RESPECT TO THE SAME SHARES, BY FILING WITH THE INSPECTOR OF ELECTIONS OF THE COMPANY A WRITTEN REVOCATION BEARING A LATER DATE OR BY ATTENDING AND VOTING IN PERSON AT THE ANNUAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company with respect to the beneficial ownership of its Common Stock as of April 1, 2003, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for election, (iii) each executive officer named in the Summary Compensation Table under the heading “Executive Officer Compensation” and (iv) all directors and executive officers as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Name and Address	Shares Beneficially Owned	Approximate Percent Owned (1)
Individuals and Entities Affiliated with Special Situations Funds (2) 153 East 53rd St., Suite 51 New York, NY 10002	3,916,374	23.2%

Individuals and Entities Affiliated with New Enterprise Associates (3) 2490 Sand Hill Road Menlo Park, CA 94025	2,346,132	14.7%

EGM Capital . One Embarcadero Center, Suite 2410 San Francisco, CA 94111	847,568	5.3%

Individuals and Entities Affiliated with Tecnicas Medicas Corsega 114 08029 Barcelona, Spain	841,000	5.3%

Jack Goldstein, Ph.D (5)	547,499	3.3%
Carl W. Hull (4) (5)	293,549	1.8%
G. Kirk Raab (5)	237,916	1.5%
John F. Blakemore, Jr. (5)	130,262	*
Barry Hotchkies (5)	120,128	*
Daniel Bowman (5)	115,186	*
Padraig O’Kelly (5)	112,790	*
Diane Oates	93,959	*
Andre F. Marion (5)	59,702	*
Pablo Valenzuela (5)	45,000	*

All executive officers and directors as a group (10 persons) (4) (5)	1,755,991	10.1%

*	Less than 1%.

(1)	Applicable percentage ownership is calculated by dividing (a) that stockholder’s beneficial ownership by (b) 15,913,339 shares of Common Stock outstanding as of April 1, 2003 together with applicable options or warrants for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

(2)	Consists of 1,400,127 shares and warrants to purchase 358,600 shares held by Special Situations Fund III, L.P., 1,102,172 shares and warrants to purchase 451,500 shares held by Special Situations Private Equity Fund, L.P. and 482,575 shares and warrants to purchase 121,400 shares held by Special Situations Cayman Fund, L.P.

(3)	Consists of 709,214 shares held by New Enterprise Associates V, Limited Partnership and 1,636,605 shares held by New Enterprise Associates VII, Limited Partnership, 289 shares held by Peter J. Barris and 24 shares held by C. Richard Kramlich. Messrs. Barris and Kramlich are general partners of New Enterprise Associates V, Limited Partnership and New Enterprise Associates VII, L.P., and disclaim beneficial ownership of the shares held by such entities except to the extent of their proportionate ownership interest therein.

(4)	Includes 3,000 shares held in trust for the benefit of one of Mr. Hull’s children for which Mr. Hull is the trustee.

(5)	Includes shares issuable upon exercise of options exercisable within 60 days of April 1, 2003 as follows: Mr. Goldstein, 534,999 shares; Mr. Hull, 279,999 shares; Mr. Raab, 225,416 shares; Mr. Blakemore, 50,000 shares; Mr. Hotchkies, 83,028 shares; Mr. Bowman, 112,186 shares; Mr. O’Kelly, 112,790 shares; Ms. Oates, 27,290; Mr. Marion, 55,000 shares; Mr. Valenzuela, 45,000 shares; all directors and executive officers as a group, 1,525,708 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, officers and beneficial owners of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of the copies of such reports received by it, or written representations from reporting persons, the Company believes that during the fiscal year ended December 31, 2002, its officers, directors and holders of more than 10% of the Company’s Common Stock complied with all Section 16(a) filing requirements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors and Nominees for Director

Pursuant to the Company’s Restated Certificate of Incorporation, the Company’s Board of Directors is authorized to comprise eight persons, divided into three classes serving staggered terms of three years. Currently, there are two directors in Class I, two directors in Class II, and two directors in Class III. There are two unfilled director positions, one in Class I and one in Class II. The Company has no immediate plans to fill these positions. Two Class I directors are to be elected at the Annual Meeting. The Class II and Class III directors will be elected at the Company’s 2004 and 2005 Annual Meetings of Stockholders, respectively. Each of the two Class I directors elected at the Annual Meeting will hold office until the 2006 Annual Meeting of Stockholders, or until their early resignation or removal.

In the event that any nominee for director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

The names of the two Class I nominees for election to the Board of Directors at the Annual Meeting, their ages as of the Record Date, and certain information about them are set forth below. The names of the current Class II and Class III directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

Name	Age	Principal Occupation	Director Since
Nominees for Class I Directors
Jack Goldstein, Ph.D.	55	President, Chiron Corporation’s Blood Testing division and member of Chiron's executive committee.	1997
Carl W. Hull	44	President and Chief Executive Officer.	2000

Continuing Class II Directors
John F. Blakemore, Jr. (1) (2)	63	Consultant. Director of General Lasertronics Corp.	1987
G. Kirk Raab (2)	67	Chairman. Chairman of the Board of Connetics, Inc. and Oxford GlycoSciences (UK) Ltd.	1996
Continuing Class III Directors
Andre F. Marion (1)	64	Consultant. Director of Cygnus Corporation, Molecular Devices Corp. and Aclara Biosciences Corp.	1995
Pablo Valenzuela, Ph.D. (1) (2)	60	President, Bios Chile.	1999

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

There are no family relationships among any directors or executive officers of the Company.

Directors to be Elected at the Annual Meeting

Jack Goldstein, Ph.D. has been a director of the Company since May 1997. He is President of Chiron Corporation’s Blood Testing division, Vice President of Chiron and also serves as a member of Chiron’s executive committee. Prior to joining Chiron, he was CEO of the Company from April 1997 through January 2001 and Chairman of the Board from April 1999 through November 2002. From 1986 to 1997, Dr. Goldstein worked for Johnson & Johnson in various executive management positions including President of Ortho Diagnostic Systems and Executive Vice President of Professional Diagnostics at Johnson & Johnson World Headquarters. Prior to his employment at Johnson & Johnson, Dr. Goldstein served in management positions at Baxter Healthcare Corporation and American Home Products Corporation. Dr. Goldstein holds a B.A. degree in Biology from Rider University, an M.S. in Immunology and a Ph.D. in Microbiology from St. John’s University.

Carl W. Hull joined the Company as Vice President of Worldwide Marketing in August 1997. In January 1999 he also became Vice President of Sales. In September 1999, Mr. Hull was appointed President and Chief Operating Officer. In May 2000, Mr. Hull was elected Director of the Company and in January 2001 he was appointed President and Chief Executive Officer. Prior to joining the Company, Mr. Hull served as Vice President of Marketing and Business Development for Ventana Medical Systems from May 1996 to June 1997. From 1982 to 1996, he served in various marketing and sales management positions at Abbott Laboratories.  Mr. Hull received his M.B.A. from the University of Chicago and a B.A. in Political Science and International Relations at The Johns Hopkins University.

Directors Whose Terms Extend Beyond the Annual Meeting

John F. Blakemore, Jr. has been a director of the Company since December 1987 and has 30 years of general and financial management experience. Since 1987 he has been an independent investor and consultant. Mr. Blakemore was also a director, Vice President and CFO of Pro-Log Corp., an industrial computer company. He is currently a director of General Lasertronics Corp. Mr. Blakemore holds a B.S. in Mechanical Engineering and an M.B.A. from Stanford University.

Andre F. Marion has been a director of the Company since November 1995. Mr. Marion was a founder of Applied Biosystems, Inc., a supplier of instruments for biotechnology research, and served as its Chief Executive Officer from 1986 to 1993, and its Chairman of the Board from 1987 to February 1993, when it merged with the Perkin Elmer Corporation, a manufacturer of analytical instruments. Mr. Marion served as Vice President of Perkin Elmer and President of its Applied Biosystems Division until his retirement in February 1995. Mr. Marion holds a degree in engineering from the French Ecole Nationale Superieure d’Ingenieurs Arts et Metiers in both Mechanical and Electronic Engineering. Mr. Marion is an independent consultant and also a director of Cygnus Corporation, Molecular Devices Corp. and Aclara Biosciences Corp.

G. Kirk Raab has been a director of the Company since 1996 and was elected Chairman of the Board in November, 2002. From 1985 to January 1990, Mr. Raab served as President, Chief Operating Officer and a Director of Genentech, Inc., and from January 1990 to July 1995, he served as Genentech’s President, Chief Executive Officer and a Director. Prior to joining Genentech, Inc. in 1985, Mr. Raab was President, Chief Operating Officer, and a Director of Abbott Laboratories, and before that, held executive positions with Beecham Group, A.H. Robins and Pfizer, Inc. He is also Chairman of Oxford Glycosciences Plc in the U.K., Chairman of Medgenics, Inc. in Israel, and Chairman of Connetics Corporation, Inc. in Palo Alto, California. Mr. Raab is a Trustee Emeritus of Colgate University, an honorary fellow of Exeter College, and a member of the Chancellor’s Court of Oxford University, England. He holds an A.B. degree from Colgate University.

Pablo Valenzuela Ph.D. has been a director of the Company since April 1999. Dr. Valenzuela, has over 20 years of experience in the biotechnology industry, and is currently President and founder of Bios Chile.  Dr. Valenzuela was a co-founder of Chiron Corporation and served as Chiron’s Senior Vice President, Biological Research and Development until his retirement in 2000. Dr. Valenzuela holds a Ph.D. from Northwestern University.

Required Vote

The two nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Class I directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

Board of Directors Meetings and Committees

The Board of Directors held four regular meetings and one telephonic meeting during the year ended December 31, 2002. Our incumbent director Pablo Valenzuela attended fewer than 75% of the Board meetings held during the year ended December 31, 2002. No other incumbent director attended fewer than 75% of the Board or committee meetings held during the year ended December 31, 2002

The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

The Audit Committee consists of directors Blakemore, Marion, and Valenzuela, all of whom are independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealer’s listing standards. The Audit Committee reviews the internal accounting procedures of the Company, and reviews with management and the Company’s independent accountants the Company’s audited financial statements and quarterly reports that are filed with the SEC. The Committee is also responsible for evaluating the performance and fees of the Company’s independent accountants and recommending to the Board the appointment of the Company’s independent accountants. The Audit Committee held six meetings in 2002.

The Compensation Committee consists of directors Blakemore, Raab and Valenzuela. The Compensation Committee reviews and recommends to the Board the compensation and benefits of all executive officers of the Company and establishes and reviews general policies relating to compensation and benefits of employees of the Company. The Compensation Committee held three meetings during 2002.

Compensation of Directors

Messrs. Blakemore, Marion, and Valenzuela receive $800 per regular meeting attended, and all directors receive reimbursement of travel expenses from the Company for their service as members of the Board of Directors. Mr. Raab receives $50,000 per year for his services as Chairman of the Board. Each director who is not also an employee or consultant of the Company (an “Outside Director”) receives an option to purchase 25,000 shares upon joining the Board of Directors and subsequent annual options to purchase 10,000 shares. Options are expected to be granted either under the Director Plan (up to the original 10,000 share limits) and/or under the Company’s 1998 Stock Option Plan (the “1998 Plan”). It is expected that, when there are no shares available in the Director Plan, grants will then be made under the 1998 Plan. In addition, directors who are consultants to the Company will continue to receive option grants as directors under the 1998 Plan. It is expected that, consistent with past grants to Outside Directors, each option granted will become exercisable ratably over a four-year period. The term of such options has been and is expected to be ten years from the date of grant, provided that such options shall terminate three months following the termination of the optionee’s status as a director (or twelve months if the termination is due to death or disability.) The exercise price of all options granted has been and is expected to be equal to the fair market value of the Company’s Common Stock on the date of the grant, as determined in accordance with the applicable option plan.

The Director Plan provides for the automatic grant of non-statutory options to Outside Directors on an annual basis in order to motivate them to continue to serve as directors. A total of 120,000 shares of the Company’s Common Stock were authorized for issuance during the current 10-year term of the Director Plan, which expires in February 2004. As of March 31, 2003, there were 113,438 shares reserved for issuance under the Director Plan and a total of 110,000 options have been granted.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES SET FORTH HEREIN.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected PricewaterhouseCoopers LLP (“PWC”), independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending  December 31, 2003, and recommends that stockholders vote “FOR” ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider whether or not to retain PWC.

Representatives of PWC are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

PROPOSAL NO. 3

AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

The Company’s Employee Stock Purchase Plan (“ESPP”) provides for purchase of common stock by Company employees. The ESPP was adopted by the Board of Directors in June 1996. On February 5, 2003, the Board of Directors increased the number of shares of Common Stock available for issuance under the ESPP by 200,000 shares, bringing the total number of shares of Common Stock currently reserved for issuance under the ESPP to 400,000 shares. Proposal Three seeks stockholder approval of the increase in the total number of shares of Common Stock reserved under the ESPP. The number of shares to be issued to each employee under the ESPP cannot be determined in advance.

The Company believes that the ESPP play a key role in the Company’s ability to recruit, reward and retain executives and key employees. Companies like us have historically used equity compensation as an important part of recruitment and retention packages. The Company competes directly with other companies for experienced executives and other key personnel and believes that it must be able to offer comparable packages to attract the caliber of individual necessary to the Company’s business.

The essential provisions of the ESPP are outlined as follows:

The Company’s ESPP was adopted by the Company’s Board of Directors in June 1996. Unless terminated sooner, the ESPP will terminate automatically in June 2006. The ESPP is intended to qualify under Section 423 of the Code. The Company initially reserved 200,000 shares of Common Stock for issuance under the ESPP. Under the ESPP, an eligible employee may purchase shares of Common Stock from the Company through payroll deductions of up to 10% of his or her compensation, at a price per share equal to 85% of the lower of  (i) the fair market value of the Company’s Common Stock on the first day of an offering period under the ESPP or (ii) the fair market value of the Common Stock on the last day of an offering period. Each offering period lasts for six months and commences the first day on which the national stock exchanges and The Nasdaq Stock Market are open for trading, on or after May 1 and November 1 of each year. Any employee who is customarily employed for at least 20 hours per week and more than five months per calendar year, who has been so employed for at least three consecutive months on or before the commencement date of an offering period is eligible to participate in the ESPP.

Participation in the ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the ESPP are not determinable. Outside directors are not eligible to participate in the ESPP. None of the executive officers named in the Summary Compensation Table participated in the ESPP during 2002.

Required Vote

Approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of the Company’s Common Stock present and voting at the Annual Meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

CERTAIN TRANSACTIONS

Each of the executive officers of the Company listed on page 11 has entered into an Employment Agreement that provides for severance benefits in the event of involuntary termination following a change of control of the Company. These severance benefits include full vesting of all outstanding stock options and the payment of salary and health coverage for a period of time following such termination.

In October 2001, the Company entered into an employment agreement with Carl Hull. Under the terms of this agreement, Mr. Hull serves as Chief Executive Officer and President of the Company at an annual salary of $225,000 and an annual bonus of up to 35% of annual salary. He is also eligible for all benefits provided by the Company to its employees. In addition, the Company agreed to: (i) a severance payment equal to twelve times Mr. Hull’s then existing monthly salary in the event his employment is terminated by the Company; and,  (ii) accelerated vesting of Mr. Hull’s stock options in the event of a change in control of the Company.

In October 2001, as amended February 2002, the Company established The Applied Imaging Corp. Retention Incentive Program to provide retention incentives to officers and outside directors in the event of a change in control of the Company, and approval by the Board of Directors of any such incentive payment. Outside directors will be entitled to receive $50,000 and officers will be entitled to receive 50% of their annual salary.

EXECUTIVE OFFICERS

The executive officers of the Company, who are appointed by the board of directors, are as follows:

Name	Age	Position
Carl W. Hull	45	President and Chief Executive Officer. Director.

Barry Hotchkies	57	Vice President Finance and Chief Financial Officer

Diane C. Oates	49	Vice President – Regulatory Affairs and Quality Systems

Padraig O’Kelly	44	Vice President – Operations

For a biographical summary of Carl W. Hull, see Election of Directors—Directors Whose Terms Extend Beyond the Annual Meeting.

Barry Hotchkies joined the Company in April 2000 as Vice President, Finance and Chief Financial Officer with responsibility for finance and administration. Mr. Hotchkies has over 30 years of experience in financial management. Prior to joining Applied Imaging, he was a private consultant from August 1999 to April 2000. Mr. Hotchkies was CFO of the Lawrence Berkeley National Laboratory from June 1997 to July 1999 and CFO of the Corporate Technical Group of WR Grace & Co. from 1989 to 1997. He was CFO of Jacques Borel Enterprises, Inc. from 1987 to 1989 and served in senior financial positions of divisions of WR Grace & Co. from 1973 to 1987. Mr. Hotchkies holds a B.S. degree from the University of Glasgow, Scotland and an M.B.A. degree from Dartmouth College.

Diane C. Oates joined the Company in May 2000 as Vice President, Regulatory Affairs and Quality Systems. Ms. Oates has over 15 years experience in regulatory affairs, clinical trials, and quality systems. Most recently, she was Vice President of Regulatory Affairs and Quality for Abaxis, Inc., a medical products company manufacturing point-of-care blood analysis systems. Prior to that, Ms. Oates held a number of regulatory, clinical, and quality management positions with Chiron Corporation and Ciba Corning Diagnostics from July 1990 to July 1997. Ms Oates holds a Bachelor in Biological Sciences from San Francisco University and an M.B.A. from Notre Dame.

Padraig S. O’Kelly joined the Company in June 1992 as Engineering Director and was responsible for the introduction of the Company’s CytoVision® product family. He was promoted to Vice President, Operations for the Company in October 1999 with responsibility for all instrumentation product development and manufacturing operations. From 1982 to 1992, he held a number of management and senior engineering positions in Marconi Simulation, part of the General Electric Company, a manufacturer of simulation and training systems for military and commercial applications. Prior to that, he worked at Ferranti Ltd., designing control software for inertial navigation systems. Mr. O’Kelly holds a BSc in mathematics from Imperial College, London.

EXECUTIVE COMPENSATION

Executive Officer Compensation

Summary Compensation Table. The following table sets forth information for the years ended December 31, 2000, 2001 and 2002 regarding the compensation of the Company’s Chief Executive Officer and each of the Company’s four other most highly compensated executive officers whose total annual salary and bonus for such fiscal years were in excess of $100,000 in 2002 (the “Named Executive Officers”).

Summary Compensation Table

							Long-Term Compensation Awards
		Annual Compensation				Other Annual Compensation ($)	Securities Underlying Options	All Other Compensation ($)
Name and Principal Position	Year	Salary ($)		Bonus ($)
Carl W. Hull President and Chief Executive Officer	2000 2001 2002	190,667 213,750 180,000		40,500 — 50,000	(1)	— — —	— 150,000 125,000	6,631 17,275 31,605	(3) (3) (3)

Daniel Bowman (10) Vice President	2000 2001 2002	163,750 180,000 180,000		105,300 60,000 132,172	(2) (2)	— — —	25,000 80,000 60,000	3,717 3,918 5,716	(4) (4) (4)

Barry Hotchkies Vice President	2000 2001 2002	103,333 164,000 164,000	(8)	22,500 — 18,000	(1)	— — —	60,000 85,000 50,000	1,959 5,769 5,797	(5) (5) (5)

Diane C. Oates Vice President	2000 2001 2002	81,010 130,000 130,000	(9)	18,000 — 18,000	(1)	— — —	60,000 20,000 50,000	1,424 2,610 2,799	(6) (6) (6)

Padraig S. O’Kelly Vice President	2000 2001 2002	141,604 119,426 114,380		28,539 — 17,458	(1)	— — —	20,000 30,000 61,000	16,875 16,870 17,631	(7) (7) (7)

(1)	Consists of bonuses earned during each fiscal year and paid in the following year.

(2)	For 2000, consists of $105,300 earned in 2000, of which, $10,000 was paid in 2000 and $95,300 was paid in 2001; for 2001, consists of $60,000 earned in 2001, of which, $45,000 was paid in 2001 and $15,000 was paid in 2001.

(3)	For 2000 consists of $5,760 contributed to the Company’s retirement plan and $871 in insurance premiums paid by the Company; for 2001, consists of $10,000 forgiveness of a relocation loan, $6,404 contributed to the Company’s retirement plan and $871 in insurance premiums paid by the Company; and, for 2002, consists of $23,834 forgiveness of a relocation loan, $6,900 contributed to the Company’s retirement plan and $871 in insurance premiums paid by the Company.

(4)	For 2000, consists of $2,925 contributed to the Company’s retirement plan and $792 in insurance premiums paid by the Company; for 2001, consists of $3,053 contributed to the Company’s retirement plan and $865 in insurance premiums paid by the Company; and, for 2002, consists of $4,845 contributed to the Company’s retirement plan and $871 in insurance premiums paid by the Company.

(5)	For 2000, consists of $1,550 contributed to the Company’s retirement plan and $409 in insurance premiums paid by the Company; for 2001, consists of $4,907 contributed to the Company’s retirement plan and $862 in insurance premiums paid by the Company; and, for 2002, consists of $4,931 contributed to the Company’s retirement plan and $866 in insurance premiums paid by the Company.

(6)	For 2000, consists of $1,094 contributed to the Company’s retirement plan and $330 in insurance premiums paid by the Company; for 2001, consists of $1,926 contributed to the Company’s retirement plan and $684 in insurance premiums paid by the Company; and, for 2002, consists of $2,113 contributed to the Company’s retirement plan and $686 in insurance premiums paid by the Company.

(7)	For 2000, consists of $6,305 contributed to a private pension scheme and $10,570 car allowance paid by the Company; and, for 2001 consists of $6,790 contributed to a private pension scheme and $10,080 car allowance paid by the Company; and, for 2002 consists of $7,096 contributed to a private pension scheme and $10,535 car allowance paid by the Company.

(8)	Barry Hotchkies joined the Company in April 2000; his annualized salary for 2000 was $155,000.

(9)	Diane Oates joined the Company in May 2000; her annualized salary for 2000 was $125,000.

(10)	Dan Bowman was no longer an employee of the Company effective February 2003.

Option Grants in Last Fiscal Year.    The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2002 to each of the Named Executive Officers:

Option Grants in Fiscal 2002

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted during Fiscal 2002(2)	Exercise Price ($/Sh)(3)	Expiration Date
Name					5%($)	10%($)
Carl W. Hull	125,000	20%	$2.40	02/12/2012	$188,668	$478,123
Daniel Bowman	60,000	9%	2.40	02/12/2012	90,561	229,499
Barry Hotchkies	50,000	8%	2.40	02/12/2012	75,467	191,249
Diane C. Oates	50,000	8%	2.40	02/12/2012	75,467	191,249
Padraig S. O’Kelly	50,000	8%	2.49	02/12/2012	75,467	191,249
Padraig S. O’Kelly	11,000	2%	1.55	10/28/2012	10,723	27,173

(1)	Options were granted under the 1998 Plan and generally vest over four years from the date of commencement of employment.

(2)	Based on an aggregate of 635,875 options granted by the Company in the year ended December 31, 2002 to employees of and consultants to the Company, including the Named Executive Officers.

(3)	The exercise price per share of each option was equal to the closing price of the Common Stock at close of market on the last trading day before the date of grant as determined by the Board of Directors.

(4)	The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the Company’s Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. The assumed rates of appreciation are specified in SEC rules and do not represent the Company’s estimate or projection of future stock prices. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and the option holders’ continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values.    No stock option exercises occurred during the year ended December 31, 2002 by the Named Executive Officers.

Equity Compensation Plan Information

The following table sets forth the information with respect to equity compensation plans at December 31, 2002.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,993,439	$2.52	366,916	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	2,993,439	$2.52	366,916

(1)	This number includes 5,560 shares that were available for issuance under the Employee Stock Purchase Plan, 357,918 shares that were available for issuance under the 1998 Incentive Stock Option Plan and 3,438 shares that were available for issuance under the 1994 Director Option Plan, in each case as of December 31, 2002.

Employment Agreements, Termination of Employment and Change in Control Arrangements

Each of the executive officers of the Company listed on page 11 has entered into an Employment Agreement that provides for severance benefits in the event of involuntary termination. In the case of involuntary termination following a change of control of the Company the severance benefits include full vesting of all outstanding stock options and the payment of salary and health coverage for a period of time following such termination. All executive officers are employed “at-will” and their employment may be terminated at any time by either the Company or the employee.

In October 2001, the Company entered into an employment agreement with Carl Hull. Under the terms of this agreement, Mr. Hull serves as Chief Executive Officer and President of the Company at an annual salary of $225,000 and an annual bonus of up to 35% of annual salary. He is also eligible for all benefits provided by the Company to its employees. In addition, the Company agreed to: (i) a severance payment equal to twelve times Mr. Hull’s then existing monthly salary in the event his employment is terminated by the Company; and, (ii) accelerated vesting of Mr. Hull’s stock options in the event of a change in control of the Company.

In October 2001, as amended February 2002, the Company established The Applied Imaging Corp. Retention Incentive Program to provide retention incentives to officers and outside directors in the event of a change in control of the Company, and approval by the Board of Directors of any such incentive payment. Outside directors will be entitled to receive $50,000 and officers will be entitled to receive 50% of their annual salary.

Board Compensation Committee Report on Executive Compensation

The following is provided to stockholders by the members of the Compensation Committee of the Board of Directors:

The Compensation Committee of the Board of Directors (the “Committee”), comprising three outside directors, is responsible for the administration of the Company’s compensation programs. These include establishing base salary for executive officers and both annual and long-term incentive compensation programs for all employees. The Company’s compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company’s performance and stockholder return.

Compensation Philosophy:    The Company’s overall executive compensation philosophy is based on a series of guiding principles derived from the Company’s values, business strategy, and management requirements. These principles are summarized as follows:

•	Provide competitive levels of total compensation which will enable the Company to attract and retain the best possible executive talent;

•	Motivate executives to achieve optimum performance for the Company;

•	Align the financial interests of executives and stockholders through equity-based plans;

•	Provide a total compensation program that recognizes individual contributions as well as overall business results.

Compensation Program:    The Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all officers of the Company and establishes and reviews general policies relating to compensation and benefits of employees of the Company. The Committee is also responsible for the administration of the Company’s stock option plans. There are three major components to the Company’s executive compensation: base salary, incentive bonuses and long-term incentives in the form of stock options.

1. Base Salary.    In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at medical product, biotechnology, and high technology companies. In addition, the Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position relative to the success of the Company.

2. Incentive Bonuses.    The incentive bonus program provides a variable compensation opportunity for the executive officers. A pay out, if any, is based on a combination of corporate financial performance and individual officer performance relative to achievement of pre-established specified strategic objectives (e.g., new product development milestones, marketing/sales results, productivity enhancements and regulatory applications and approvals).

3. Long-Term Incentives.    The long-term performance-based compensation of executive officers takes the form of stock option awards under the Company’s stock option plans. The Committee believes that the equity-based compensation ensures that the Company’s executive officers have a continuing stake in the long-term success of the Company. All options granted by the Company have been granted with an exercise price equal to or in excess of the fair market value of the Company’s Common Stock on the date of grant. Options granted prior to December 10, 1998 become exercisable at the rate of 25% of the shares at the end of each year following the date of vesting commencement such that, subject to the employee’s or independent contractor’s continuous relationship with the Company. The option is fully exercisable four years from the date of the grant. Options granted after December 10, 1998 become exercisable at the rate of 25% of the shares at the end of the first year and then at the rate of 1/48 per month. Options granted as bonuses generally vest over two years, 50% after the first year monthly the following year. Options granted are subject to the employee’s or independent contractor’s continuous relationship with the Company. The option is fully exercisable four or two years, respectively, from the date of the grant. The Company has not issued any stock appreciation rights (SARs), stock purchase rights, long-term performance awards in stock to any Named Executive Officer or any other person under the Company’s stock option plans.

2002 Compensation for the Chief Executive Officer

In determining the salary of Carl Hull for 2002, the Committee considered competitive compensation data for the presidents and chief executive officers of similar companies within the medical device and biotechnology industry, taking into consideration Mr. Hull’s experience and knowledge. Based on the Company’s plan for specified goals, the Committee determined that it was appropriate to offer Mr. Hull a salary of $225,000 and a cash bonus of up to 35% of his base salary. As part of the Company’s cost saving and restructuring initiatives, no such bonus was earned in 2001 and Mr. Hull’s annual salary was voluntarily reduced by 20% to $180,000. The Board of Directors awarded Mr. Hull a bonus of $50,000 in 2002 and determined that Mr. Hull’s salary should return to $225,000 effective January 1, 2003.

Mr. Hull’s base salary at the end of 2002 was below the 50th percentile of the comparative market data. It is the policy of the Company to review executive base salaries in relation to comparable positions in comparable companies. The Committee believes that base salaries should remain competitive with those in the industry taking into account the total compensation package of base salary and incentives.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

In 1993, Section 162(m) was added to the United Stated Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) may limit the Company’s ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company’s Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. No executive officer of the Company received compensation in excess of this limit during fiscal 1997. Grants under the 1998 Option Plan will not be subject to the deduction limitation if the stockholders approve the 1998 Option Plan, including the option grant limitations described below.

Section 162(m) of the Code places limits on the deductibility for United States federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company’s ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1998 Option Plan provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 500,000 shares of Common Stock.

The foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

Respectfully submitted,

John F. Blakemore, Jr.

G. Kirk Raab

Pablo Valenzuela

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are currently no employee directors serving on the Compensation Committee. No member of our compensation committee nor any executive officer has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

On April 20, 1999, the Company’s Board of Directors approved a consulting agreement with Kirk Raab pursuant to which Mr. Raab devotes one day per month to the Company to consult on matters identified by the Company’s Chairman of the Board and Chief Executive Officer. Mr. Raab received an option under the 1998 Plan for 50,000 shares of common stock, which vested monthly over two years for his consulting services. On January 25, 2000 and June 20, 2001, the Company’s Board of Directors approved consecutive one-year extensions of this contract. Both extensions granted Mr. Raab an option under the 1998 Plan for additional 50,000 shares vesting monthly over two years. This agreement expired on December 31, 2001.

Mr. Raab was appointed Chairman of the Board of Directors on November 13, 2002 and will be paid $50,000 per year for his services as Chairman.

REPORT OF THE AUDIT COMMITTEE

The audit committee of the Company’s Board of Directors (the “Audit Committee”) consists of three non-employee directors, Blakemore, Marion and Valenzuela, each of whom has been determined to be independent as defined by the Nasdaq Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter, as amended in October, 2002, is attached as Exhibit A to this Proxy Statement. Among its other functions, the Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent accountants.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

The Company’s independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee discussed with the independent accountants that firm’s independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

Respectfully submitted,

John F. Blakemore, Jr., Chairman

Andre F. Marion

Pablo Valenzuela Ph.D.

AUDIT FEES

Audit Fees.    PricewaterhouseCooper’s (“PWC”) fees for the audit of the financial statements included in the Company’s annual report on Form 10-K and review of interim financial statements in 2002 were approximately $102,000.

Financial Information Systems Design and Implementation Fees.    PWC did not provide any services to the Company in 2002 that related to financial information systems design and implementation.

All Other Fees.    PWC’s fees for all other professional services provided to the Company in 2002 amounted to approximately $67,000 for non-audit services, primarily for tax consultation, tax return preparation and assistance with regulatory filings. No other services were provided by PWC in 2002.

STOCK PERFORMANCE GRAPH

The following graph compares the five-year cumulative total stockholder return on the Company’s Common Stock with the five-year cumulative total return of the Nasdaq National Market, U.S. Index (‘Nasdaq U.S. Index”) and the JP Morgan Hambrecht & Quist Healthcare, Excluding Biotechnology Index (“H&Q Healthcare Index”) for the period beginning on December 31, 1996 and ending on December 31, 2002.

COMPARISON OF CUMULATIVE TOTAL RETURN*

AMONG APPLIED IMAGING CORP.

NASDAQ NATIONAL MARKET (U.S. INDEX),

NASDAQ MEDICAL EQUIPMENT INDEX AND

THE JP MORGAN HAMBRECHT & QUIST HEALTHCARE,

EXCLUDING BIOTECHNOLOGY INDEX

(PERIOD ENDED DECEMBER 31, 2002)

*	The graph assumes that $100 was invested on December 31, 1996 in the Company’s Common Stock, the Nasdaq National Market (U.S. Index), the Nasdaq Medical Equipment Index and the JP Morgan Hambrecht & Quist Healthcare, Excluding Biotechnology Index, and that all dividends were reinvested. We previously compared cumulative total shareholder return against the JP Morgan Hambrecht & Quist Healthcare, Excluding Biotechnology Index, which JP Morgan ceased providing in 2002. We are introducing the Nasdaq Medical Equipment Index to our Performance Graph to replace the JP Morgan Hambrecht & Quist Healthcare, Excluding Biotechnology Index No dividends have been declared or paid on the Company’s Common Stock. Stock performance shown in the above chart for the Common Stock is historical and should not be considered indicative of future price performance.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Santa Clara, California

April 16, 2003

Exhibit A

Charter for the Audit Committee

of the Board of Directors

of Applied Imaging Corp.

PURPOSE

The primary function of the Audit Committee (the Committee) of the Board of Directors (the Board) shall be to make examinations as are necessary to monitor (i) the quality and integrity of the financial reports provided by Applied Imaging Corp. (the Company); (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and, (iii) the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should periodically outline to the Board the results of its examinations and recommendations, encourage continuous improvement of, and foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Appoint, compensate and oversee the audit efforts of the Company’s independent accountants.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the Board and employees of the Company.

In addition, the Committee will undertake such other duties as the Board may prescribe.

MEMBERSHIP

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the National Association of Securities Dealers, Inc. (NASD). The members of the Committee will be elected annually by, and serve at the discretion of, the Board. One of the members of the Committee will be elected Committee Chair by the Board.

MEETINGS

The Committee will meet at least twice each year and as many additional times as the Committee deems necessary. The agenda for each meeting should be cleared by the Committee Chair. The Committee will meet in separate executive sessions with the chief executive officer, chief financial officer and independent accountants at least once each year and at other times as appropriate.

RESPONSIBILITIES

The responsibilities of the Committee shall include:

1.	Reviewing on a continuing basis the adequacy of the Company’s internal controls and periodic reporting disclosure controls. These shall be reviewed with management and the independent accountants.

2.	Reviewing with the Company’s management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discussing with the independent accountants their judgments about the acceptability and quality of the Company’s accounting principles used in financial reporting.

Obtaining, on a timely basis, a report from the independent accountants covering the following topics:

•	all critical accounting policies and practices to be used;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management of the company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and,

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•	other material written communications between the independent accountants and Company management, such as any management letter or schedule of unadjusted differences.

3.	Reviewing the scope and approach of the independent accountant’s annual audit. This will include a review of the major factors, including risk factors, considered by the independent auditors in determining the scope of the annual audit. It will also include a review of the methods, practices and policies behind the annual audit.

4.	At the completion of the annual audit, review with management and the independent accountants the following:

•	The annual financial statements and related footnotes and financial information to be included in the Company’s annual report to stockholders and on Form 10-K.

•	Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

•	Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit.

•	Other communications as required to be communicated by the independent accountants.

5.	Overseeing the performance of the independent accountants and deciding on their appointment, and related compensation, or termination. The Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. The Committee will pre-approve the annual engagement of the independent accountants.

6.	Pre-approving all permitted non-audit services (as defined in the Sarbanes-Oxley Act) to be undertaken by the independent accountants. The Chair of the Committee may pre-approve such activities and will report any such approvals to the Committee on a timely basis and no later than the next meeting of the Committee. Reviewing and discussing with the independent accountants, on an annual basis, all significant relationships the independent accountants have with the Company to ensure the accountant’s independence.

7.	Establishing procedures for receiving, retaining, reviewing and responding to complaints, including anonymous complaints, regarding the Company’s accounting procedures, disclosure controls, auditing matters and financial reporting.

8.	Pre-approving any proposed transaction between the Company and its officers and Directors. This would include loans, agreements and stock option awards that are not part of the normal awards made by the Board of Directors or its Compensation Committee.

9.	Reviewing legal and regulatory matters with the Company’s legal counsel that may have a material impact in the Company’s financial statements.

10.	Reviewing with management, legal counsel and the independent accountants the methods used to establish and monitor the Company’s policies with respect to unethical or illegal activities by Company directors, officers and employees that may have a material impact on the financial statements.

11.	Instituting, if necessary, special investigations and, if appropriate, hiring special counsel or expert assistance.

12.	Reviewing and reassessing the adequacy of this charter annually and recommending any proposed changes to the Board for approval.

13.	Reporting through its Chairperson to the Board following meetings of the Committee.

14.	Maintaining minutes or other records of meetings and activities of the Committee

In addition, the Committee will undertake such other duties as the Board may prescribe.

While the Audit Committee has the responsibilities and powers as set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management.

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APPLIED IMAGING CORP.

ANNUAL MEETING OF STOCKHOLDERS

Friday, May 16, 2003

11:00 a.m. local time

WILSON SONSINI GOODRICH & ROSATI

650 Page Mill Road

Palo Alto, CA 94304

Applied Imaging Corp. 2380 Walsh Ave., Santa Clara, CA 95051	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 16, 2003.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted ‘‘FOR’’ Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Carl Hull, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

COMPANY #

CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on May 15, 2003.
•	You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.
•	Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/aicx/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 15, 2003.
•	You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Applied Imaging Corporation, c/o Shareowner Servicessm, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

ò    Please detach here    ò

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of Class I directors:	01 Jack Goldstein, PhD 02 Carl W. Hull	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. To ratify the appointment of PricewaterhouseCoopers as independent accountants of the Company for the year ending December 31, 2003.		☐ For ☐ Against ☐ Abstain

3. To approve an amendment of the Company’s Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance thereunder by 200,000.		☐ For ☐ Against ☐ Abstain

4.  To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:			Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.